Execution Copy AMENDED & RESTATED LIMITED WAIVER TO FINANCING AGREEMENT This AMENDED & RESTATED LIMITED WAIVER TO FINANCING AGREEMENT dated as of February 10, 2023 (this “Waiver”), is entered into among TROIKA MEDIA GROUP, INC., a Nevada corporation (the “Borrower”), each subsidiary of Borrower listed as a “Guarantor” on the signature pages hereto (together with Borrower and each other Person that executes a joinder agreement and becomes a “Guarantor” under the Financing Agreement referenced below, each a “Guarantor” and collectively, the “Guarantors”), the Lenders party hereto, Blue Torch Finance LLC, a Delaware limited liability company (“Blue Torch”), as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”), and Blue Torch, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”). W I T N E S S E T H: WHEREAS, the Borrower, Guarantors, Lenders, and Agents previously entered into that certain Financing Agreement dated as of March 21, 2022 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Financing Agreement”); WHEREAS, as described in that certain letter dated October 3, 2022, delivered to the Borrower by the Agents, and as acknowledged by the Loan Parties in the Prior Limited Waiver and further described below, the following Events of Default have occurred and remain continuing under the Financing Agreement as a result of the Loan Parties’ failure to: 1. deliver the monthly financial reporting as and when due pursuant to Section 7.01(a)(i) of the Financing Agreement which such failure constitutes an Event of Default under Section 9.01(c) of the Financing Agreement (the “Section 7.01(a)(i) Event of Default”); 2. deliver the quarterly financial reporting as and when due pursuant to Section 7.01(a)(ii) of the Financing Agreement which such failure constitutes an Event of Default under Section 9.01(c) of the Financing Agreement (the “Section 7.01(a)(ii) Event of Default”); 3. comply with its obligations under Section 7.01(c) and Section 7.02(a) of the Financing Agreement by failing to pay all required state Taxes, resulting in the imposition of a Lien that is not a Permitted Lien, which such failures each constitutes an Event of Default under Section 9.01(c) of the Financing Agreement (the “Section 7.01(c) Event of Default”); 4. not make, and not permit any Subsidiary to make, a Restricted Payment other than Permitted Restricted Payments as required under Section 7.02(h) of the Financing Agreement, by making payments to Affiliates of the Borrower under certain consulting and services agreements, each of which constitutes an Event of Default under Section 9.01(c) of the Financing Agreement (together, the “Section 7.02(h) Events of Default”); 5. maintain a Leverage Ratio of not less than 5.00:1.00 for the fiscal quarter ending on March 31, 2022, as required by Section 7.03(a) of the Financing Agreement, which such failure constitutes an Event of Default under Section 9.01(c) of the Financing Agreement (the “Section 7.03(a) Event of Default”); 6. deliver, prior to (x) April 5, 2022, a notice to the Small Business Association pursuant to Section 9-513 of the UCC to authorize the filing of a termination statement in respect of the Existing

-2- Indebtedness and (y) April 20, 2022, to the Agent UCC-3 termination statements or equivalent documents demonstrating that the following state tax liens have been terminated: (i) state tax lien against Troika Design Group, Inc., filed on July 29, 2020, (ii) state tax lien against Troika- Mission Holdings, Inc., filed on July 28, 2021, and (iii) state tax lien against Troika Mission Worldwide, Inc., filed on May 29, 2019, each of which such failures constitute an Event of Default under Section 9.01(c) of the Financing Agreement (collectively, the “Lien-Release Events of Default”); 7. deliver the landlord waiver agreements to the Agent on or before April 20, 2022 (or such later date as agreed by the Agent at the request of the Borrower) as required by Section 5.03(c) of the Financing Agreement, which such failure constitutes an Event of Default under Section 9.01(c) of the Financing Agreement (the “Section 5.03(c) Event of Default”); 8. deliver the collateral access agreements to the Agent on or before April 20, 2022 (or such later date as agreed by the Agent at the request of the Borrower) as required by Section 5.03(d) of the Financing Agreement, which such failure constitutes an Event of Default under Section 9.01(c) of the Financing Agreement (the “Section 5.03(d) Event of Default”); 9. deliver the Control Agreements to the Agent on or before May 5, 2022, as required by Section 5.03(f) of the Financing Agreement, which such failure constitutes an Event of Default under Section 9.01(c) of the Financing Agreement (the “Section 5.03(f) Event of Default”); 10. deliver the Acquired Business Audited Financials on or before May 20, 2022, in form and substance reasonably satisfactory to the Required Lenders, as required by Section 5.03(g) of the Financing Agreement, which such failure constitutes an Event of Default under Section 9.01(c) of the Financing Agreement (the “Section 5.03(g) Event of Default”); 11. accurately represent under Section 6.01(i) of the Financing Agreement the Borrower’s failure to make a safe harbor matching contribution in 2017 and remain compliant with its ongoing obligations under Section 7.02(o) of the Financing Agreement which constitutes an Event of Default under Sections 9.01(b) and (o), respectively, of the Financing Agreement (together, the “ERISA Events of Default”); 12. prevent the occurrence of a Change of Control which has occurred as a result of the (i) changes in the composition of the Board of Directors of the Borrower and (ii) cessation of Robert Machinist to be involved in the day to day operations and management of the business of the Borrower and/or Subsidiaries, under subsections (b) and (e), respectively, of the definition of “Change of Control”, each of which constitutes and Event of Default under Section 9.01(r) of the Financing Agreement (together, the “Change of Control Events of Default”, and together with the Section 7.01(a)(i) Event of Default, Section 7.01(a)(ii) Event of Default, Section 7.01(c) Event of Default, Section 7.02(h) Events of Default, Section 7.03(a) Event of Default, Lien-Release Events of Default, Section 5.03(c) Event of Default, Section 5.03(d) Event of Default, Section 5.03(f) Event of Default, Section 5.03(g) Event of Default, Change of Control Events of Default, and ERISA Events of Default, collectively, the “Existing Specified Events of Default”); WHEREAS, as previously described to the Agents in writing, certain ERISA Events have occurred which have resulted, or may result, in an Event of Default under Section 9.01(b) or 9.01(o) of the Financing Agreement (collectively, the “ERISA Events of Default”); WHEREAS, theh Loan Parties have failed to comply with the requirements of Section 7.01(b) of the Financing Agreement after the formation of CD Acquisition Corp., which such failure constitutes an Event of Default under Scetion 9.01(d) of the Financing Agreement (the “CD Acquisition Corp. Joinder

-3- Event of Default” and, together with ERISA Events of Default and the Existing Specified Events of Default, the “Specified Events of Default”); WHEREAS, the Borrower, Guarantors, Lenders, and Agents entered into that certain Limited Waiver to Financing Agreement dated as of October 14, 2022 (as amended by that certain First Amendment to Limited Waiver to Financing Agreement dated as of October 28, 2022, Second Amendment to the Limited Waiver to Financing Agreement dated as of November 11, 2022, Third Amendment to the Limited Waiver to Financing Agreement dated as of November 25, 2022, Fourth Amendment to the Limited Waiver to Financing Agreement dated as of December 9, 2022, Fifth Amendment to the Limited Waiver to Financing Agreement dated as of December 23, 2022, Sixth Amendment to the Limited Waiver to Financing Agreement dated as of January 13, 2023, Seventh Amendment to the Limited Waiver to Financing Agreement dated as of January 31, 2023 and Eighth Amendment to the Limited Waiver to Financing Agreement dated as of February 7, 2023, the “Prior Limited Waiver”); WHEREAS, Borrower and the other Loan Parties have requested that the Agents and the Required Lenders agree to amend and restate the Prior Limited Waiver in its entirety as of the Waiver Effective Date and provide a limited and temporary waiver of the Specified Events of Default, all on the terms set forth herein; and WHEREAS, the Agents and the Lenders party hereto (which constitute Required Lenders under the Financing Agreement) are willing to accommodate such request subject to the terms, conditions and other provisions hereof. NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto, intending to be legally bound hereby, agree as follows: 1. Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Financing Agreement or other Loan Documents, as applicable. 2. Limited Waiver. (a) Subject to the terms and conditions set forth below in Section 3 hereof, the Agents and the Required Lenders hereby agree that each Specified Event of Default is hereby temporarily waived through and including the earlier to occur of (i) the date that any Event of Default (other than a Specified Event of Default) occurs under the Financing Agreement or any other Loan Document, (ii) a breach of any Milestone or other covenant under Section 3 hereof, and (iii) June 30, 2023 (such period, the “Waiver Period”); provided that, notwithstanding the foregoing, to the extent the Borrower is actively pursuing an Acceptable Sale (as defined in the Letter Agreement) and the Administrative Agent has provided its prior written consent thereto (not to be unreasonably withheld or delayed), the Waiver Period shall be extended for a period not longer than sixty (60) days or such lesser period as required solely for the purpose of permitting the Borrower and any prospective purchaser to obtain all applicable governmental approvals and, to the extent required, shareholder approvals necessary to consummate such Acceptable Sale. (b) Notwithstanding the terms of Sections 2(a), in the event that any Specified Event of Default has not been resolved in a manner acceptable to the Required Lenders on or before the expiration of the applicable Waiver Period, (i) the waiver provided in Section 2(a) shall terminate immediately, (ii) the Borrower shall not be permitted to exercise the Cure Right provided under Section

-4- 9.02 of the Financing Agreement with respect to the Section 7.03(a) Event of Default, notwithstanding the fact that Section 9.02 of the Financing Agreement permits a cure only until the expiration of the 15th day after the date on which the March 31, 2022 financial statements were required to be delivered, and (iii) the applicable Specified Event of Default shall be deemed to have occurred and be continuing from as of the date originally set forth in the recitals hereto in respect of such Specified Event of Default for all purposes of the Financing Agreement and the other Loan Documents (including, for the avoidance of doubt, Sections 2.04(c) and 9.01(a) of the Financing Agreement). The Loan Parties further agree that, at all times during the Waiver Period, and notwithstanding anything to the contrary set forth in the Financing Agreement, the Loan Parties shall not consummate any “Permitted Acquisition” under the Financing Agreement or undertake any transaction or action that can only be undertaken in the absence of a Default or Event of Default, in each case other than (x) transactions permitted under Sections 7.02(c) and 7.02(h) of the Financing Agreement to the extent solely between or among Loan Parties, and (y) other transactions or actions taken with the prior written consent of the Administrative Agent. (c) The foregoing waiver is a limited and temporary waiver and (i) shall not constitute nor be deemed to constitute a waiver by any of the Agents or Lenders, except as otherwise expressly set forth herein, in each case, of (x) any Default or Event of Default which has occurred or exists under the Financing Agreement or hereafter may occur under the Financing Agreement (other than the Specified Events of Default) or (y) any term or condition of the Financing Agreement and the other Loan Documents, (ii) shall not constitute nor be deemed to constitute a consent by the Agents or any Lender to anything other than the specific purpose set forth herein, (iii) shall not establish a custom or course of dealing among the Borrower, any other Loan Party, the Agents, the Lenders or any of them and (iv) shall only be relied upon and used for the specific purpose set forth herein. Except as specifically set forth herein, the Agents and the Lenders hereby expressly reserve all of their rights and remedies under the Financing Agreement, the other Loan Documents (including, without limitation, this Waiver) and applicable law. (d) Each of Borrower and the other Loan Parties hereby (i) advise and represent to the Agents that, until repayment in full in cash of all Obligations (other than Contingent Indemnity Obligations) under the Financing Agreement and Loan Documents, they have determined not to make any payments to the Sellers under the Acquisition Agreement whether on account of certain alleged post-closing accounts receivable collections (the “A/R Payment”) or pursuant to that certain side letter agreement, dated as of March 9, 2022 (the “Side Letter”), between the Borrower and Converge Direct, LLC (the “Side Letter Payment” and, together with the A/R Payment, the “Proposed Payments”) during the Waiver Period and (ii) acknowledge and agree that the making of any Proposed Payments would constitute an additional Event of Default under the Financing Agreement and result in the termination of the Waiver Period pursuant to Section 2(a) hereof. (e) The parties hereto acknowledge and agree that, as provided in the October 3, 2022 reservation of rights letter to the Loan Parties, interest on the Loans is accruing as of October 3, 2022 at the Post-Default Rate, and which shall be paid on each interest payment date as required under Section 2.04(d) of the Financing Agreement. (f) Each Loan Party acknowledges and agrees that each of the Specified Events of Default constitutes an Event of Default that has occurred and is continuing as of the date hereof (in the case of the Section 5.03(g) Event of Default, without addressing whether the financial statements filed on June 6, 2022 constitute Acquired Business Audited Financials), and except for the Specified Events of Defaults, no other Events of Default have occurred and are continuing as of the date hereof, and, except to the extent set forth in this Waiver for the duration of the Waiver Period, the occurrence of each Specified Event of Default: (i) relieves the Secured Parties from any obligation to extend any Loan or provide other financial accommodations under the Financing Agreement or other Loan Documents (including consenting to Borrower’s use of cash collateral), and (ii) permits the Secured Parties to, among other things, (A) suspend

-5- or terminate any commitment to provide Loans or make other extensions of credit under any or all of the Financing Agreement and the other Loan Documents, (B) accelerate all or any portion of the Obligations, (C) continue to charge default interest pursuant to Section 2.04(d) of the Financing Agreement at the Post- Default Rate with respect to any and all of the Obligations effective from and after the date of the first Specified Event of Default to occur on a retroactive basis (notwithstanding the Lenders’ election to charge Post-Default Rate interest from and after October 3, 2022), (D) terminate Borrower’s ability to obtain or maintain LIBOR Rate Loans, (E) commence any legal or other action to collect any or all of the Obligations from Borrower, any other Loan Party and/or any Collateral, (F) foreclose or otherwise realize on any or all of the Collateral and/or appropriate, set-off and apply to the payment of any or all of the Obligations, any or all of the Collateral, and/or (G) take any other enforcement action or otherwise exercise any or all rights and remedies provided for by any or all of the Financing Agreement, the other Loan Documents or applicable law.. 3. Milestones. At all times from and after the Waiver Effective Date until the expiration of the Waiver Period, the Borrower and each other Loan Party shall comply with the Milestones (as defined in that certain Side Letter dated as of the date hereof between the Loan Parties, the Lenders and the Agents (the “Letter Agreement”) and other covenants set forth in the Letter Agreement. 4. Amendments to Financing Agreement. Each of the parties hereto hereby agrees that, effective on the Waiver Effective Date (as defined below), (a) Section 1.01 of the Financing Agreement is hereby amended to amend and restate the following defined term in its entirety as follows: “Liquidity” means, as of any date of determination, the aggregate amount of unrestricted cash on- hand held in deposit accounts of the Loan Parties which are subject to a Control Agreement (subject to any grace period set forth in the Loan Documents with respect thereto). For the avoidance of doubt, Liquidity shall not include amounts held in trust for third parties. (b) Section 7.01(a)(vi) of the Financing Agreement is hereby amended to replace clause (I) thereof in its entirety as follows: “(I) on each Monday (which may be delivered to the Agents by email), a weekly flash report, in form acceptable to the Agents (such report, the “Weekly Cash Report”), demonstrating total cash on hand (both restricted and unrestricted) of the Loan Parties (including cash held in deposit accounts of the Loan Parties which are subject to a Control Agreement) and” 5. Conditions to Effectiveness. This Waiver shall become effective on the date (the “Waiver Effective Date”) when each of the following conditions shall have been satisfied: (a) The Agents shall have received counterparts of this Waiver executed and delivered by a duly authorized officer of the Borrower, the Guarantors, the Agents and Lenders constituting the Required Lenders.

-6- (b) The Loan Parties shall pay all reasonable and documented out-of-pocket expenses incurred by the Lenders and the Agents, including those of King & Spalding LLP and Berkeley Research Group, LLC, in connection with the preparation, negotiation, execution and delivery of this Waiver. (c) The Borrower shall have delivered to the Administrative Agent the monthly financial report for the month ended December 31, 2022 in accordance with its obligations under Section 7.01(a)(i) of the Financing Agreement. (d) The Borrower shall have delivered to the Administrative Agent an effective affidavit of loss (in form and substance acceptable to the Administrative Agent) for the original stock cetificates of each Pledged Issuer on Schedule B hereto. 6. Reference to the Effect on the Loan Documents. (a) Each reference in the Financing Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import and each reference in the other Loan Documents to the Financing Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Financing Agreement as amended by this Waiver. (b) Except as expressly amended hereby, all of the terms and provisions of the Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed. (c) The execution, delivery and effectiveness of this Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Loan Parties or the Agents under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein. 7. Reaffirmation. (a) The Loan Parties hereby consent to this Waiver and acknowledge and agree that, notwithstanding the execution and delivery of this Waiver, the Loan Documents remain in full force and effect and the security interest granted by the Guarantors under the Loan Documents shall secure all Obligations, and the rights and remedies of the Agents thereunder and the obligations and liabilities of the Loan Parties thereunder, in each case, as have been amended by this Waiver, remain in full force and effect and shall not be affected, impaired or discharged hereby. (b) Each of Borrower and the other Loan Parties hereby reaffirms that, consistent with its obligations under Section 7.01(f) (Inspection Rights) of the Financing Agreement, each shall, and shall cause its officers, directors, employees and advisors to, cooperate fully with Agent, its representatives, and advisors (including Berkely Research Group, and collectively the “Agent Representatives”) in furnishing information as and when reasonably requested by Agent and the Agent Representatives regarding the Collateral or Borrower’s or any other Loan Party’s financial affairs, finances, financial condition, business and operations. Borrower and each other Loan Party authorizes Agent and the Agent Representatives to meet and/or have discussions with any of their officers, directors, employees and advisors from time to time as reasonably requested by Agent and the Agent Representatives to discuss any matters regarding the Collateral or Borrower’s or any other Loan Party’s financial affairs, finances, financial condition, business and operations, and shall direct and authorize all such persons and entities to fully disclose to Agent and the Agent Representatives all information reasonably requested by Agent and the Agent Representatives regarding the foregoing. (c) This Waiver does not constitute a novation of the Financing Agreement.

-7- 8. Execution in Counterparts. This Waiver may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Waiver. 9. Release. (a) Each of the Loan Parties (on behalf of itself and its Affiliates) for itself and for its successors in title and assignees and, to the extent the same is claimed by right of, through or under any of the Loan Parties, for its past, present and future employees, agents, representatives (other than legal representatives), officers, directors, shareholders, and trustees (each, a “Releasing Party” and collectively, the “Releasing Parties”), does hereby remise, release and discharge, and shall be deemed to have forever remised, released and discharged, the Administrative Agent, Collateral Agent and each of the Lenders in their respective capacities as such under the Loan Documents, and the Administrative Agent’s, Collateral Agent’s and each Lender’s respective successors-in-title, legal representatives and assignees, past, present and future officers, directors, affiliates, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals and all other persons and entities to whom the Administrative Agent, Collateral Agent and each of the Lenders or any of their respective successors-in-title, legal representatives and assignees, past, present and future officers, directors, affiliates, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals would be liable if such persons or entities were found to be liable to any Releasing Party or any of them (collectively, hereinafter the “Releasees”), from any and all manner of action and actions, cause and causes of action, claims, charges, demands, counterclaims, crossclaims, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, rights of setoff and recoupment, controversies, damages, judgments, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys’ fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature, whether in law, equity or otherwise, whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing, heretofore existing or which may heretofore accrue against any of the Releasees, and which are, in each case, based on any act, fact, event or omission or other matter, cause or thing occurring at any time prior to or on the date hereof in any way, directly or indirectly arising out of, connected with or relating to the Financing Agreement or any other Loan Document (including, without limitation, this Waiver and the Prior Limited Waiver) and the transactions contemplated thereby, and all other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing (each, a “Claim” and collectively, the “Claims”); provided, that, no Releasing Party shall have any obligation with respect to Claims to the extent such Claims are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of any Releasee. Each Releasing Party further stipulates and agrees with respect to all Claims, that it hereby waives, to the fullest extent permitted by applicable law, any and all provisions, rights, and benefits conferred by any applicable U.S. federal or state law, or any principle of common law, that would otherwise limit a release or discharge of any unknown Claims pursuant to this Section 9. (b) Each of the Loan Parties, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by any Loan Party pursuant to Section 9(a) hereof. If any Loan Party or any of its successors, assigns or other legal representatives violates the foregoing covenant, the Loan Parties, each for itself and its successors, assigns and legal representatives,

-8- agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation. 10. Representations of the Loan Parties. Each Loan Party hereby represents jointly and severally to the Secured Parties that: (a) Set forth in Schedule A hereto is a complete and accurate list, as of the date of this Agreement, of each Deposit Account, Securities Account and Commodities Account of each Grantor, together with the name and address of each institution at which each such Account is maintained, the account number for each such Account and a description of the purpose of each such Account. (b) The Pledged Issuers set forth in Schedule B that are Subsidiaries of a Grantor are such Grantor’s only Subsidiaries. The Pledged Shares listed on Schedule B have been duly authorized and validly issued and are fully paid and nonassessable and the holders thereof are not entitled to any preemptive, first refusal or other similar rights. Except as noted in Schedule B hereto, the Pledged Shares constitute 100% of the issued shares of Equity Interests of the Pledged Issuers as of the date hereof. All other shares of Equity Interests constituting Pledged Interests will be duly authorized and validly issued, fully paid and nonassessable. The Borrower and each Loan Party further represent that, prior to issuance of stock certificates dated as of February 9, 2023, which stock certificates are being delivered to the Agents on the date hereof, none of Troika IO, Inc., Troika Services, Inc. and Troika Mission Worldwide, Inc. has issued any stock certificate. 11. Governing Law. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK. 12. Section Titles. Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Waiver or any other Loan Document. 13. Severability. If any provision of this Waiver or the other Loan Documents is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Waiver and the other Loan Documents shall not be affected or impaired thereby and the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. 14. Successors. The terms of this Waiver shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective permitted successors and assigns. 15. Waiver of Jury Trial. EACH LOAN PARTY, HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING

-9- TO THIS WAIVER OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). 16. Loan Document. This Waiver shall constitute a “Loan Document” for all purposes under the Financing Agreement. 17. Agent Instruction. Each of the undersigned Lenders, by its execution hereof, authorizes and directs the Agents to execute and deliver this Waiver and the Letter Agreement upon the satisfaction of the conditions precedent described above (which shall be conclusively evidenced by such Lender’s execution hereof). 18. Amendment and Restatement. This Waiver amends and restates the Prior Waiver in its entirety, and the Prior Waiver shall be deemed replaced and superseded by this Waiver in all respects. The parties hereto hereby agree that this Waiver provides “a long-term extension of the Waiver Period, on terms and conditions acceptable to the Agents and the Lenders” as described in Section 2 of the Prior Waiver, and that, upon the Waiver Effective Date, payment of the Waiver Period Extension Fee (as defined in the Prior Waiver) shall be waived in full. [SIGNATURE PAGES FOLLOW]

[Signature Page to A&R Limited Waiver to Financing Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed by their respective officers thereunto duly authorized, as of the date first written above. Borrower: TROIKA MEDIA GROUP, INC., as the Borrower By: Name: Sid Toama Title: Chief Executive Officer Guarantors: TROIKA DESIGN GROUP, INC., as a Guarantor By: Name: Michael Tenore Title: Authorized Signatory TROIKA PRODUCTION GROUP, LLC, as a Guarantor By: Name: Michael Tenore Title: Authorized Signatory TROIKA-MISSION HOLDINGS, INC., as a Guarantor By: Name: Michael Tenore Title: General Counsel

[Signature Page to A&R Limited Waiver to Financing Agreement] TROIKA IO, INC., as a Guarantor By: Name: Michael Tenore Title: Authorized Signatory MISSIONCULTURE LLC, as a Guarantor By: Name: Michael Tenore Title: Authorized Signatory MISSION MEDIA USA, INC., as a Guarantor By: Name: Michael Tenore Title: Authorized Signatory TROIKA SERVICES, INC., as a Guarantor By: Name: Michael Tenore Title: Authorized Signatory TROIKA MISSION WORLDWIDE, INC., as a Guarantor By: Name: Michael Tenore Title: Authorized Signatory

[Signature Page to A&R Limited Waiver to Financing Agreement] CONVERGE DIRECT, LLC, as a Guarantor By: Name: Michael Tenore Title: Authorized Signatory CONVERGE DIRECT INTERACTIVE, LLC, as a Guarantor By: Name: Michael Tenore Title: Authorized Signatory CONVERGE MARKETING SERVICES, LLC, as a Guarantor By: Name: Michael Tenore Title: Authorized Signatory LACUNA VENTURES, LLC, as a Guarantor By: Name: Michael Tenore Title: Authorized Signatory

[Signature Page to A&R Limited Waiver to Financing Agreement] Collateral Agent and Administrative Agent: BLUE TORCH FINANCE, LLC By: Blue Torch Capital LP, its managing member By:_________________________________ Name: Kevin Genda Title: CEO

[Signature Page to A&R Limited Waiver to Financing Agreement] Lenders: BLUE TORCH CREDIT OPPORTUNITIES FUND II LP, as a Lender By: Blue Torch Credit Opportunities GP II LLC, its general partner By: KPG BTC Management LLC, its sole member By: Name: Kevin Genda Title: Managing Member BTC HOLDINGS FUND II LLC, as a Lender By: Blue Torch Credit Opportunities Fund II LP, its sole member By: Blue Torch Credit Opportunities GP II LLC, its general partner By: KPG BTC Management LLC, its sole member By: Name: Kevin Genda Title: Managing Member BTC HOLDINGS SBAF FUND LLC, as a Lender By: Blue Torch Credit Opportunities SBAF Fund LP, its sole member By: Blue Torch Credit Opportunities SBAF GP LLC, its general partner By: KPG BTC Management LLC, its sole member By: Name: Kevin Genda Title: Managing Member

[Signature Page to A&R Limited Waiver to Financing Agreement] BTC HOLDINGS KRS FUND LLC, as a Lender By: Blue Torch Credit Opportunities KRS Funding LP, its sole member By: Blue Torch Credit Opportunities KRS GP LLC, its general partner By: KPG BTC Management LLC, its sole member By: Name: Kevin Genda Title: Managing Member SWISS CAPITAL BTC OL PRIVATE DEBT FUND L.P., as a Lender By: Name: Kevin Genda, in his capacity as authorized signatory of Blue Torch Capital LP, as agent and attorney-in-fact for Swiss Capital BTC OL Private Debt Fund Title: Managing Member

Schedule A

SCHEDULE A

DEPOSIT ACCOUNTS, SECURITIES ACCOUNTS AND COMMODITIES ACCOUNTS

Troika Accounts

Institution		**Account**		
Name	**Address**	**Name**	**Type**	**#**
City National Bank	400 N Roxbury Drive, Beverly Hills, CA 90210	Troika Design Group Inc.	Checking	XXXXXXXXX
City National Bank	400 N Roxbury Drive, Beverly Hills, CA 90210	Troika Production Group	Checking	XXXXXXXXX
City National Bank	400 N Roxbury Drive, Beverly Hills, CA 90210	Troika Media Group Inc.	Checking	XXXXXXXXX
City National Bank	400 N Roxbury Drive, Beverly Hills, CA 90210	Troika Services Inc.	Checking	XXXXXXXXX
Connect One Bank	301 Sylvan Avenue, Englewood Cliffs, NJ 07632	Troika Design Group Inc.	Checking	XXXXXXXXX
Connect One Bank	301 Sylvan Avenue, Englewood Cliffs, NJ 07632	Troika Media Group Inc.	Checking	XXXXXXXXX
Connect One Bank	301 Sylvan Avenue, Englewood Cliffs, NJ 07632	Troika Services Inc.	Checking	XXXXXXXXX
Connect One Bank	301 Sylvan Avenue, Englewood Cliffs, NJ 07632	Redeeem Acquisition Corp	Checking	XXXXXXXXX
Connect One Bank	301 Sylvan Avenue, Englewood Cliffs, NJ 07632	Mission Culture, LLC	Checking	XXXXXXXXX
Connect One Bank	301 Sylvan Avenue, Englewood Cliffs, NJ 07632	Mission Media USA, Inc.	Checking	XXXXXXXXX
Bank of America	PO Box 25118, Tampa, FL 33622	Mission Culture LLC.	Checking	XXXXXXXXX
Bank of America	PO Box 25118, Tampa, FL 33622	Mission Media Inc.	Checking	XXXXXXXXX
JPMorgan Chase Bank, N.A.	25 West 39th Street, 6th Floor, New York, NY 10018	Troika Media Group, Inc.	Checking	XXXXXXXXX
JPMorgan Chase Bank, N.A.	25 West 39th Street, 6th Floor, New York, NY 10018	Converge Direct, LLC	Checking	XXXXXXXXX

JPMorgan Chase Bank, N.A.	25 West 39th Street, 6th Floor, New York, NY 10018	Converge Direct, LLC	Checking	XXXXXXXXX
JPMorgan Chase Bank, N.A.	25 West 39th Street, 6th Floor, New York, NY 10018	Converge Direct, LLC	Checking	XXXXXXXXX
JPMorgan Chase Bank, N.A.	25 West 39th Street, 6th Floor, New York, NY 10018	Converge Direct, LLC	Checking	XXXXXXXXX
JPMorgan Chase Bank, N.A.	25 West 39th Street, 6th Floor, New York, NY 10018	Converge Direct, LLC	Checking	XXXXXXXXX
JPMorgan Chase Bank, N.A.	25 West 39th Street, 6th Floor, New York, NY 10018	Converge Direct, LLC	Checking	XXXXXXXXX
JPMorgan Chase Bank, N.A.	25 West 39th Street, 6th Floor, New York, NY 10018	Converge Direct, LLC	Checking	XXXXXXXXX
JPMorgan Chase Bank, N.A.	25 West 39th Street, 6th Floor, New York, NY 10018	Converge Direct, LLC	Checking	XXXXXXXXX
JPMorgan Chase Bank, N.A.	25 West 39th Street, 6th Floor, New York, NY 10018	Converge Direct, LLC	Checking	XXXXXXXXX

Converge Accounts

Company	QuickBooks Account Name	Institution	Account#
Converge Direct Interactive, LLC	Investments:Fidelity Hightower Managed-7321	Fidelity/Hightower Advisors	XXXXXXXXX
Converge Direct Interactive, LLC	Investments:Fidelity Active Inv.-9369	Fidelity/Hightower Advisors	XXXXXXXXX
Converge Direct Interactive, LLC	Banking:Fidelity Checking	Fidelity/Hightower Advisors	XXXXXXXXX
Converge Direct, LLC	Investments:Fidelity Re. Collateral-5377	Fidelity/Hightower Advisors	XXXXXXXXX
Converge Direct, LLC	Banking Accounts:Fidelity Operating-0453	Fidelity/Hightower Advisors	XXXXXXXXX
Converge Direct, LLC	Investments:Fidelity Active Inv-0461	Fidelity/Hightower Advisors	XXXXXXXXX
Converge Direct, LLC	Banking Accounts:Fidelity Laser-0407	Fidelity Investment	XXXXXXXXX
Converge Direct, LLC	Investments:Fidelity Muni Account-0496	Fidelity/Hightower Advisors	XXXXXXXXX
Converge Direct, LLC	Investments:Fidelity Hightower Managed-1050	Fidelity/Hightower Advisors	XXXXXXXXX
Converge Direct, LLC	Investments:Morgan Stanley	Morgan Stanley	XXXXXXXXX

Converge Marketing Services, LLC Checking Fidelity/Hightower Advisors XXXXXXXXX Converge Marketing Services, LLC Master Checking Account Fidelity/Hightower Advisors XXXXXXXXX Lacuna Ventures, LLC Fidelity Checking Fidelity/Hightower Advisors XXXXXXXXX

Schedule B

Pledged Issuer	# of Units Owned	Owner	Certificated [Yes/No]
Troika IO, Inc.	1000 Common Shares	Troika Media Group, Inc.	Yes
Troika-Mission Holdings, Inc	200 Common Shares	Troika Media Group, Inc.	Yes
Troika Services, Inc.	200 Common Shares	Troika Media Group, Inc.	Yes
Troika Mission Worldwide, Inc.	200 Common Shares	Troika Media Group, Inc.	Yes
Mission Media USA, Inc.	200 Common Shares	Troika-Mission Holdings, Inc	Yes
Troika Design Group, Inc.	500 Common Shares	Troika Media Group, Inc.	Yes
Troika Production Group, LLC	Membership Equity – 100%	Troika Design Group, Inc.	No
MissionCulture LLC	Membership Equity – 100%	Troika-Mission Holdings, Inc.	Yes
CD Acquisition Corp.	200 Common Shares	Troika Media Group, Inc.	Yes
Converge Direct, LLC	Membership Equity – 100%	CD Acquisition Corp	Yes
Converge Marketing Services, LLC	40 Units (60 Units owned by Maarten Terry)	Converge Direct, LLC	Yes
Lacuna Ventures, LLC	Membership Equity – 100%	Converge Direct, LLC	Yes
Converge Direct Interactive, LLC	Membership Equity – 100%	Converge Direct, LLC	Yes